Exhibit 10.12

FORM OF CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

By and Among

EMERGE ENERGY SERVICES LP

EMERGE ENERGY SERVICES GP, LLC

AEC HOLDINGS LLC

DIRECT FUELS PARTNERS, L.P.

SUPERIOR SILICA HOLDINGS LLC

EMERGE ENERGY SERVICES OPERATING, LLC

SUPERIOR SILICA RESOURCES, LLC

DIRECT FUELS HOLDINGS, LP

NEW INSIGHT EQUITY ACQUISITION PARTNERS, LP

INSIGHT EQUITY I LP

INSIGHT EQUITY (TAX EXEMPT) I LP

INSIGHT EQUITY (CAYMAN) I LP

INSIGHT EQUITY (AFFILIATED COINVESTORS) I LP

AND

TED W. BENESKI

Dated as of [                  ], 2013

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of [                ], 2013 (this “Agreement”), is by and among Emerge Energy Services LP, a Delaware limited partnership (the “Partnership”), Emerge Energy Services GP, LLC, a Delaware limited liability company (the “General Partner”), AEC Holdings LLC, a Delaware limited liability company (“AEC”), Direct Fuels Partners, L.P., a Delaware limited partnership (“DF”), Superior Silica Holdings LLC, a Delaware limited liability company (“SSH,” and, together with AEC and DF, the “Ownership Group”), Emerge Energy Services Operating, a Delaware limited liability company (“OLLC”), Superior Silica Resources, a Delaware limited liability company (“SSR”), Direct Fuels Holdings, LP, a Delaware limited liability partnership (“DF GP”), New Insight Equity Acquisition Partners, LP, a Delaware limited partnership (“New Insight Equity”), the Insight Equity Group (hereinafter defined), and Ted W. Beneski.  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”  Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, the General Partner and the Ownership Group have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.                                      SSR formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed to the General Partner $1,000 in exchange for all of the limited liability company interests in the General Partner.

2.                                      The General Partner and SSR formed the Partnership under the terms of the Delaware LP Act and contributed $40 and $1960 to the Partnership, respectively, in exchange for a 2.0% general partner interest and a 98.0% limited partner interest, respectively, in the Partnership (the “Initial Partnership Interest”).

3.                                      The Partnership formed OLLC under the terms of the Delaware LLC Act and contributed to OLLC $1,000 in exchange for all of the limited liability company interests in OLLC.

4.                                      SSH formed Emerge Energy Services Holdings, LLC ( “Holdings”) under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the limited liability company interests in Holdings.

WHEREAS, the members or partners of the Parties have taken all partnership and limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“AEC” has the meaning assigned to such term in the preamble.

“AEC Contribution Interest” means 100% of the ownership interest in Allied Energy Company LLC, an Alabama limited liability company.

“AEC Existing Debt” means approximately $31.2 million of debt outstanding under AEC’s term loan facility and revolving credit facility.

“AEC Resources” means AEC Resources LLC, a Texas limited liability company.

“Agreement” has the meaning assigned to such term in the preamble.

“Allied Energy” means Allied Energy Company, an Alabama limited liability company.

“Allied Energy Operating Agreement” means the Operating Agreement of Allied Energy, dated as of May 26, 2008.

“Bank Group Notes” means an aggregate $[      ] million of notes issued by Insight Equity I LP to Citibank, N.A., Comerica Bank and Aliant Bank.

“Beneski” has the meaning assigned to such term in the preamble.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.  Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Units” has the meaning assigned to such term in the Partnership Agreement.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“DF” has the meaning assigned to such term in the preamble.

“DF Contribution Interest” means 100% of the ownership interests of Direct Fuels LLC, a Delaware limited liability company.

“DF Credit Facility” means the Revolving Credit, Term Loan and Security Agreement, dated as of                 ,  between Direct Fuels and PNC Bank, National Association, as amended.

“DF Equity Distribution” means a cash payment of $[        ] million.

“DF Equity Owners” means Direct Fuels Holdings, LP and Kayne Anderson Energy Development Company, the equity owners of interests in  DF.

“DF GP” has the meaning assigned to such term in the preamble.

“DF Working Capital Distribution” means the working capital assets (cash and accounts receivable) distributed to it by Direct Fuels LLC, which is estimated to be $[      ] million (comprised of $[    ] million in cash and $[    ] million in receivables).

“Direct Fuels” means Direct Fuels LLC, a Delaware limited liability company.

“Direct Fuels LLC Agreement” has the meaning set forth in Section 2.8.

“Effective Time” means immediately prior to the closing of the initial public offering pursuant to the Underwriting Agreement.

“General Partner” has the meaning assigned to such term in the preamble.

“GP Agreement” means the Amended and Restated Limited Liability Company Agreement of Emerge Energy Services GP LLC, dated as of [                    ], 2013.

“GP Contribution Interest” has the meaning assigned to such term in the recitals.

“GP Interest” means 100% of the ownership interest in the General Partner.

“Initial Partnership Interest” has the meaning assigned to such term in the recitals.

“Holdings” has the meaning assigned to such term in the recitals.

“Holdings Interest” means 100% of the membership interests of Holdings.

“Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Emerge Energy Services Holdings LLC, dated as of [                  ], 2013.

“Insight Equity Group” means Insight Equity I LP, Insight Equity (Tax-Exempt) I LP, Insight Equity (Cayman) I LP and Insight Equity (Affiliated Coinvestors) I LP.

“Insight Equity Group Division “ means Insight Equity I LP purchases a 30.2658% member interest, Insight Equity (Tax-Exempt) I LP purchases a 33.0044% member interest, Insight Equity (Cayman) I LP purchases a 8.6278% member interest and Insight Equity (Affiliated Coinvestors) I LP purchases a 8.1020% member interest in Holdings from SSH for $302.66, $330.04, $86.28 and $81.02, respectively.

“Insight Equity I LP” means Insight Equity I LP, a Delaware limited liability partnership.

“LBC” has the meaning set forth in Section 3.2.

“New Insight Equity” has the meaning set forth in the preamble.

“OLLC” has the meaning assigned to such term in the preamble.

“OLLC Agreement” has the meaning set forth in Section 2.2.

“Ownership Group” has the meaning assigned to such term in the preamble

“Over-Allotment Option” has the meaning assigned to such term in the Underwriting Agreement.

“Party” and “Parties” has the meaning assigned to such term in the preamble.

“Partnership” has the meaning assigned to such term in the preamble.

“Partnership Contribution” has the meaning assigned to it in Section 2.19.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Emerge Energy Services LP, dated as of [          ], 2013.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-187487), as amended and effective at the Effective Time.

“SSH” has the meaning assigned to such term in the preamble.

“SSH Contribution Interest” means 100% of the membership interests in Superior Silica Sands LLC, a Texas limited liability company.

“SSH Equity Distribution” means a cash payment of $[   ] million.

“SSR” has the meaning assigned to such term in the preamble.

“SSS” means Superior Silica Sands LLC, a Texas limited liability company.

“SSS Company Agreement” means the Company Agreement of SSS, dated as of June 5, 2008.

“Structuring Fee” means a fee for certain advisory services equal to 0.75% of the gross proceeds of the sale of Common Units pursuant to the Underwriting Agreement, including pursuant to any exercise of the Over-Allotment Option.

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“Underwriters” means those underwriters listed on Schedule I to the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement by and among Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and J.P. Morgan Securities LLC, as representatives of the Underwriters, the General Partner, the Partnership and OLLC dated as of [                        ], 2013.

ARTICLE II
CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

The following shall be completed immediately following the Effective Time in the order set forth herein:

Section 2.1            Distribution by DF to the DF Equity Owners.  DF hereby pays to the DF Equity Owners the DF Working Capital Distribution, pro rata, in accordance with their ownership interest in DF.

Section 2.2            Conveyance by SSR of the GP Interest to SSH.  SSR hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to SSH, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Interest. Notwithstanding anything in the GP Agreement to the contrary (i) SSH is hereby admitted to the General Partner as the sole member of the General Partner and agrees that it is bound by the GP Agreement as a member of General Partner, (ii) SSR hereby ceases to be a member of the General Partner immediately following SSH’s admission as described in (i), and (iii) the General Partner hereby continues without dissolution.

Section 2.3            Conveyance by SSH of the GP Interest to Holdings.  SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Interest. Notwithstanding anything in the GP Agreement to the contrary (i) Holdings is hereby admitted to the General Partner as the sole member of the General Partner and agrees that it is bound by the GP Agreement as a member of the General Partner, (ii) SSH hereby ceases to be a member of the General Partner immediately following Holdings’ admission as described in (i), and (iii) the General Partner hereby continues without dissolution.

Section 2.4            Purchase by the Insight Equity Group of interests in Holdings. SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Insight Equity Group, its successors and its assigns, for its and their own use forever, all right, title and interest in and to eighty percent (80%) of the Holdings Interest in return for $800, such payment divided pursuant to the Insight Equity Group Division. Notwithstanding anything in the Holdings LLC Agreement to the contrary (i) each member of the Insight Equity Group is hereby admitted to Holdings as a member of Holdings and agrees that it is bound by the Holdings LLC Agreement as a member of Holdings, and (ii) the Holdings hereby continues without dissolution.

Section 2.5            Purchase by Ted Beneski of the interests in Holdings.  SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Ted Beneski, his successors and his assigns, for his and their own use forever, all right, title and interest in and to twenty percent (20%) of the Holdings Interest in return for $200. Notwithstanding anything in the Holdings LLC Agreement to the contrary (i) Mr. Beneski is hereby admitted to Holdings as a member of Holdings and agrees that he is bound by the Holdings LLC Agreement as a member of Holdings, (ii) SSH hereby ceases to be a member of Holdings immediately following Mr. Beneski’s admission as described in (i), and (iii) Holdings hereby continues without dissolution.

Section 2.6            Contribution by SSH of the SSH Contribution Interest to the Partnership.  SSH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the SSH Contribution Interest, as a capital contribution, in exchange for (i) [          ] Common Units representing a [            ]% limited partner interest in the Partnership and (ii) the right to receive the SSH Equity Distribution, all of which will be used to reimburse SSH for certain capital expenditures it incurred with respect to the assets of SSS pursuant to Treasury Regulation Section 1.70-74(d).  The Partnership hereby (A) accepts such SSH Contribution Interest as a contribution to the capital of the Partnership, (B) undertakes to pay the SSH Equity Distribution to SSH. Notwithstanding anything SSS Company Agreement, to the contrary, (i) SSH hereby ceases to be a member of SSS and (ii) SSS hereby continues without dissolution with the Partnership as the sole member of SSS.

Section 2.7            Contribution by AEC of the AEC Contribution Interest to the Partnership and Assumption of AEC Existing Debt by the Partnership.  AEC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the AEC Contribution Interest, as a capital contribution, in exchange for (i) [          ] Common Units representing a [          ]% limited partner interest in the Partnership and (ii) the assumption of the AEC Existing Debt by the Partnership.  The Partnership hereby (A) accepts such AEC Contribution Interest as a contribution to the capital of the Partnership and (B) assumes the AEC Existing Debt as a primary obligation and liability of the Partnership. Notwithstanding anything in the Allied Energy Operating Agreement to the contrary, (i) AEC hereby ceases to be a member of Allied Energy and (ii) Allied Energy hereby continues without dissolution with the Partnership as the sole member of Allied Energy.

Section 2.8            Contribution by DF of the DF Contribution Interest to the Partnership.  DF hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the DF Contribution Interest, as a capital contribution, in exchange for (i) [          ] Common Units representing a [          ]% limited partner interest in the Partnership, (ii) the right to receive the DF Equity Distribution, a portion of which will be used to reimburse DF for certain capital expenditures it incurred with respect to the assets of Direct Fuels pursuant to Treasury Regulation Section 1.70-74(d).  The Partnership hereby (A) accepts such DF Contribution Interest as a contribution to the capital of the Partnership, (B) undertakes to pay the DF Equity Distribution. Notwithstanding anything in the  Limited Liability Company Agreement of Direct Fuels, LLC, dated as of [          ], 2013 (the “Direct Fuels LLC Agreement”), to the contrary, (i) DF hereby ceases to be a member of Direct Fuels and (ii) Direct Fuels hereby continues without dissolution with the Partnership as the sole member of Direct Fuels.

Section 2.9            Public Cash Contribution.  The Parties acknowledge that the public has, through the Underwriter and pursuant to the Underwriting Agreement, made a capital

contribution to the Partnership of approximately $[            ] million in cash ($[            ] million net to the Partnership after deducting the underwriting discounts and commissions of $[          ] million and the Structuring Fee) in exchange for the issuance by the Partnership to the Underwriters of [          ] Common Units, representing a [          ]% limited partner interest in the Partnership.

Section 2.10         Recharactarization of General Partner Interest. The General Partner acknowledges the recharactarization of the GP Interest as a 0%, non-economic interest in the Partnership.

Section 2.11         Payment of Transaction Costs.  The Parties acknowledge the payment by the Partnership of transaction expenses in the amount of approximately $9.0 million.

Section 2.12         Payment of SSH Equity Distribution. The Partnership hereby pays the SSH Equity Distribution to SSH.

Section 2.13         Payment of DF Equity Distribution. The Partnership hereby pays the DF Equity Distribution to DF.

Section 2.14         Payment of Management Equity Awards.  The Partnership hereby pays approximately $10.3 million as cash-based compensation awards to certain senior management of SSS, AEC and DF.

Section 2.15         Repayment of Existing Debt by the Partnership. (i) The Parties acknowledge the repayment of the AEC Existing Debt by the Partnership

Section 2.16         Contribution by Partnership to OLLC. The Partnership hereby contributes $[        ] million to the OLLC as a capital contribution, which amount will be used to replenish the working capital and provide funds to repay any outstanding accounts payable.

Section 2.17         Payment of SSS Debt. SSH hereby agrees to repay (i) $[      ] million of outstanding borrowings under the First Lien Credit Agreement, dated as of September 7, 2012, among SSS, SSH, Wells Fargo Securities, LLC, and the lenders named therein, (ii) all amounts outstanding under the Third Amended and Restated Credit Agreement, dated as of September 7, 2012, among SSS, SSH, LBC Credit Partners, L.P., and the lenders named therein and (iii) all amounts outstanding under the First Amended and Restated Credit Agreement, dated as of September 7, 2012, among SSS, SSH, Superior Silica Credit LLC and the lenders named therein.

Section 2.18         Payment of DF Debt.  DF hereby agrees to repay all of the DF Credit Facility.

Section 2.19         Contribution by Partnership of its 100% Limited Liability Company Interest in SSS, Allied Energy and Direct Fuels to OLLC.  (i) The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% limited liability company interest in each of SSS, Allied Energy and Direct Fuels as a capital contribution, and OLLC hereby accepts the 100% limited liability company interest in each of SSS, Allied Energy and Direct Fuels (the “Partnership Contribution”). Notwithstanding anything in the SSS Company Agreement, the Allied Energy Operating Agreement, or the Direct Fuels LLC Agreement to the contrary, as applicable, pursuant to the Partnership Contribution, (i) OLLC is hereby admitted as a member of each of SSS, Allied Energy and Direct Fuels and agrees that it is bound by the SSS Company Agreement, the Allied Energy Operating Agreement and the Direct Fuels Agreement, as the sole member of each of SSS, Allied Energy and Direct Fuels, respectively, (ii) the Partnership hereby ceases to be a member of each of SSS, Allied Energy and Direct Fuels immediately following OLLC’s admission to each as described in (i), and (iii) each of SSS, Allied Energy and Direct Fuels hereby continue without dissolution with OLLC as sole member of each.

Section 2.20         Redemption of SSR’s Initial Limited Partner Interests.  For and in consideration of the payment by the Partnership of $1960 to SSR as a refund of its initial capital contribution to the Partnership, along with 98.0% of any interest or profit that resulted from the investment or other use of such capital contribution, the Partnership hereby redeems all of the initial limited partner interests of SSR.

ARTICLE III
ADDITIONAL TRANSACTIONS

Section 3.1            Over-Allotment Option. If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash to the Partnership in exchange for up to an additional [          ] Common Units on the basis of the initial public offering price per Common Unit set forth in the Registration Statement less the amount of underwriting discounts and commissions and applicable Structuring Fee, and the Partnership shall use the net proceeds from that exercise to redeem from SSH, AEC and DF, pro rata, the number of Common Units issued upon such exercise

Section 3.2            Distribution of SSH Units.  SSH hereby distributes (a) $[      ] million in value of Common Units and $[        ] million in cash  to SSR; (b) ($[      ] million in value of Common Units and $[        ] million in cash) to LBC Sub V, LLC (“LBC”).

Section 3.3            Repayment of Bank Group Notes. SSR hereby (on behalf of Insight Equity I LP) repays the Bank Group Notes with $[      ] million plus accrued interest.

Section 3.4            Distribution of DF Units to preferred unitholders.  DF hereby distributes $[      ] million to the owners of its Class A preferred units, Class B preferred units and Class C preferred units, pro rata, in proportion with their ownership of preferred units of DF.

Section 3.5            Distribution of DF units to subordinated unitholders. DF hereby distributes $[          ] million and [            ] Common Units to the owners of its subordinated units, pro rata, in proportion with their ownership of subordinated units of DF.

Section 3.6            Distribution of DF units to common unitholders.  DF hereby distributes (a) $[      ] million and [          ] Common Units to the owners of its common units, pro rata, in proportion with their ownership of common units of DF.

Section 3.7            Distribution of DF GP Units.  DF GP hereby distributes (a) $[          ] million, [          ] Common Units to New Insight Equity.

Section 3.8            Distribution of New Insight Equity Units.  New Insight Equity hereby distributes $[          ] million, and its Common Units received under Section 3.7, to the owners of its limited partnership units, pro rata, in proportion with their ownership of New Insight Equity.

Section 3.9            Distribution of AEC Units.  AEC hereby distributes (a) $[        ] million in value of Common Units to AEC Resources and (b)  $[      ] million in value of Common Units to Bart Rice.

Section 3.10         SSR True Up.  The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to SSR, its successors and its assigns, for its and their own use forever, all right, title and interest in and to [          ]  Common Units in exchange for $[      ] million.

ARTICLE IV
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article VI, without further action by any Party hereto.

ARTICLE VI
MISCELLANEOUS

Section 6.1            Order of Completion of Transactions.  The transactions provided for in Article II and Article III of this Agreement shall be completed immediately following the Effective Time in the following order:  first, the transactions provided for in Article II shall be completed in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III, if they occur, shall be completed.

Section 6.2            Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and

“hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement.  All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns..

Section 6.4            Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.5            Choice of Law.  This Agreement shall be subject to and governed by the laws of the state of Delaware.  Each Party hereby submits to the jurisdiction of the state and federal courts in the state of Texas and to venue in the state and federal courts in Dallas County, Texas.

Section 6.6            Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.7            Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.  Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 6.8            Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments.  This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.9            Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

AEC HOLDINGS LLC

By:
Name:
Title:

DIRECT FUELS PARTNERS, L.P.

By:	Direct Fuels Holdings, LP
its general partner

By:
Name:
Title:

AEC HOLDINGS LLC

By:
Name:
Title:

SUPERIOR SILICA RESOURCES LLC

By:
Name:
Title:

DIRECT FUELS HOLDINGS, LP

By:	Direct Fuels GP, LLC
its general partner

By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

EMERGE ENERGY SERVICES GP LLC

By:
Name: Rick Shearer
Title: Chief Executive Officer

EMERGE ENERGY SERVICES LP

By:	EMERGE ENERGY SERVICES GP, LLC
its general partner

By:
Name: Rick Shearer
Title: Chief Executive Officer

EMERGE ENERGY SERVICES OPERATING LLC

By:
Name: Rick Shearer
Title: Chief Executive Officer

INSIGHT EQUITY I LP

By:
Name:
Title:

INSIGHT EQUITY (TAX EXEMPT) I LP

By:
its general partner

By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

INSIGHT EQUITY (CAYMAN) I LP

By:
its general partner

By:
Name:
Title:

INSIGHT EQUITY (AFFILIATED COINVESTORS) I LP

By:
its general partner

By:
Name:
Title:

NEW INSIGHT EQUITY ACQUISITION PARTNERS LP

By:
its general partner

By:
Name:
Title:

TED BENESKI

By:
Name: Ted Beneski

Signature Page to Contribution, Conveyance and Assumption Agreement